Exhibit 24.2

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Consumer Receivables LLC, a Delaware limited liability company (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Company or its parent in connection with the securitization, from time to time, of a portion of the Company’s student loan portfolio, hereby constitutes and appoints Craig T. Platt, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Depositor on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May, 2001.

/s/ Craig T. Platt Name: Craig T. Platt

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Consumer Receivables LLC, a Delaware limited liability company (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Company or its parent in connection with the securitization, from time to time, of a portion of the Company’s student loan portfolio, hereby constitutes and appoints Joseph M. Vayda, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Depositor on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May, 2001.

/s/ Joseph M. Vayda Name: Joseph M. Vayda

POWER OF ATTORNEY

          The undersigned director, officer, or director and officer of Key Consumer Receivables LLC, a Delaware limited liability company (the “Company”), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $3,000,000,000 in securities by one or more Trusts, to be established by the Company or its parent in connection with the securitization, from time to time, of a portion of the Company’s student loan portfolio, hereby constitutes and appoints Michael W. Dvorak, Daniel R. Stolzer, and Forrest F. Stanley, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, on behalf of itself as originator of such Trust and in its capacity as Depositor on behalf of such Trust, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 31st day of May, 2001.

/s/ Michael W. Dvorak Name: Michael W. Dvorak